Exhibit 99.1 Arvinas and Pfizer Announce Initial Phase 1b Data from the TACTIVE-U Sub-Study of Vepdegestrant in Combination with Abemaciclib at 2024 San Antonio Breast Cancer Symposium – Vepdegestrant in combination with abemaciclib demonstrated encouraging clinical activity (clinical benefit rate: 62.5%; overall response rate: 26.7%) in patients previously treated with a CDK4/6 inhibitor – – Safety and tolerability of the combination is generally consistent with the profile of abemaciclib and what has been observed in other clinical trials of vepdegestrant; no significant drug-drug interaction was observed between vepdegestrant and abemaciclib – – Recommended Phase 2 dose identified as 200 mg QD vepdegestrant and 150 mg BID abemaciclib – NEW HAVEN, Conn. and NEW YORK, December 10, 2024 – Arvinas, Inc. (Nasdaq: ARVN) and Pfizer Inc. (NYSE: PFE) today announced preliminary data from the ongoing Phase 1b portion of the TACTIVE-U sub- study of vepdegestrant in combination with abemaciclib among patients with locally advanced or metastatic estrogen receptor positive (ER+)/human epidermal growth factor receptor 2 negative (HER2-) breast cancer. These data will be presented in a poster at the 2024 San Antonio Breast Cancer Symposium (SABCS) in San Antonio, Texas. Preliminary results from 16 patients in the Phase 1b sub-study demonstrated a tolerable safety profile for the combination of abemaciclib 150 mg twice daily (BID) with the recommended Phase 3 monotherapy dose of vepdegestrant (200mg once daily; QD). An encouraging clinical benefit rate of 62.5% was observed among patients with both mutant ESR1 and wild-type ESR1 disease who had all been previously treated with a CDK4/6 inhibitor. Pharmacokinetic data demonstrated no significant drug-drug interaction between vepdegestrant and abemaciclib and no clinically meaningful effect on abemaciclib exposure was observed. In addition to tolerability, the results demonstrated a safety profile consistent with both the known properties of abemaciclib and observed data in other clinical trials for vepdegestrant. These findings support the ongoing Phase 2 portion of the study, which is evaluating full dose abemaciclib (150mg BID) in combination with vepdegestrant (200 mg QD) in post-CDK4/6 advanced breast cancer. “The preliminary results from this Phase 1b sub-study in patients whose cancer had previously progressed after receiving a CDK4/6 inhibitor are encouraging,” said Noah Berkowitz, M.D., Ph.D., Chief Medical Officer at Arvinas. “These data further reinforce our belief that vepdegestrant can be used in multiple combination regimens across the metastatic breast cancer setting and has the potential to become a best-in-class backbone ER therapy. We are pleased to continue in the Phase 2 portion of the study evaluating the standard starting dose of abemaciclib in combination with vepdegestrant.” “With vepdegestrant, we aim to develop a novel agent that has the potential to become a new backbone endocrine therapy in ER+ metastatic breast cancer,” said Roger Dansey, M.D., Chief Development Officer, Pfizer. “We are pleased to see these initial results, which complement previously reported data demonstrating the potential of combination therapy with vepdegestrant to address unmet needs for patients.”

Additional detail on the TACTIVE-U poster presentation at SABCS follows below: Title: Vepdegestrant, a PROteolysis TArgeting Chimera (PROTAC) Estrogen Receptor (ER) Degrader, Plus Abemaciclib in ER-Positive/Human Epidermal Growth Factor Receptor 2 (HER2)-Negative Advanced or Metastatic Breast Cancer: TACTIVE-U Preliminary Phase 1b Results Date: Thursday, December 12, 2024 Time: 5:30 - 7:00 p.m. CDT Poster: P4-12-03 Key findings included in the poster (data cut-off: August 30, 2024): • 100% of patients had prior treatment with a CDK4/6 inhibitor. • Tolerability is generally consistent with the profile of abemaciclib and with results previously observed in other clinical trials of vepdegestrant. The most common any grade treatment-emergent adverse events (TEAE) were diarrhea, nausea and fatigue. There were no dose-limiting toxicities and no grade 4 or 5 TEAEs. • There was no significant drug-drug interaction, and data reflected vepdegestrant has no clinically meaningful effect on abemaciclib exposure. • Encouraging preliminary antitumor activity is observed with a clinical benefit rate (CBR, defined as the rate of confirmed complete response, partial response, or stable disease ≥ 24 weeks) of 62.5% in all CBR-eligible patients (10/16), 62.5% in patients with mutant ESR1 (5/8), and 62.5% in patients with wild-type ESR1 (5/8). • The objective response rate (ORR) in evaluable patients was 26.7% overall (4/15), 37.5% in patients with mutant ESR1 (3/8), and 14% in patients with wild-type ESR1 (1/7). • Five patients remained on study treatment as of the August 30, 2024 data cut-off. Arvinas and Pfizer are continuing to evaluate data from the ongoing TACTIVE-U clinical trial, which includes combinations of vepdegestrant plus abemaciclib, ribociclib or samuraciclib (ClinicalTrials.gov Identifiers: NCT05548127, NCT05573555, and NCT06125522). About Vepdegestrant Vepdegestrant is an investigational, orally bioavailable PROTAC protein degrader designed to specifically target and degrade the estrogen receptor (ER) for the treatment of patients with ER positive (ER+)/human epidermal growth factor receptor 2 negative (HER2-) breast cancer. Vepdegestrant is being developed as a potential monotherapy and as part of combination therapy across multiple treatment settings for ER+/HER2- metastatic breast cancer. In July 2021, Arvinas announced a global collaboration with Pfizer for the co-development and co- commercialization of vepdegestrant; Arvinas and Pfizer will share worldwide development costs, commercialization expenses, and profits. The U.S. Food and Drug Administration (FDA) has granted vepdegestrant Fast Track designation as a monotherapy in the treatment of adults with ER+/HER2- locally advanced or metastatic breast cancer previously treated with endocrine-based therapy. About Arvinas Arvinas (Nasdaq: ARVN) is a clinical-stage biotechnology company dedicated to improving the lives of patients suffering from debilitating and life-threatening diseases. Through its PROTAC (PROteolysis

TArgeting Chimera) protein degrader platform, the Company is pioneering the development of protein degradation therapies designed to harness the body’s natural protein disposal system to selectively and efficiently degrade and remove disease-causing proteins. Arvinas is currently progressing multiple investigational drugs through clinical development programs, including vepdegestrant, targeting the estrogen receptor for patients with locally advanced or metastatic ER+/HER2- breast cancer; ARV-393, targeting BCL6 for relapsed/refractory non-Hodgkin Lymphoma; and ARV-102, targeting LRRK2 for neurodegenerative disorders. Arvinas is headquartered in New Haven, Connecticut. For more information about Arvinas, visit www.arvinas.com and connect on LinkedIn and X. Arvinas Forward-Looking Statements This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including statements regarding whether vepdegestrant can be used in multiple combination regimens across the metastatic breast cancer setting; whether the potential to become a best-in-class backbone estrogen receptor therapy; Arvinas and Pfizer’s plans with respect to the Phase 2 portion of the TACTIVE-U clinical trial evaluating the standard starting dose of abemaciclib in combination with vepdegestrant; the potential, pending regulatory approval, for vepdegestrant to address an area of high unmet need; Arvinas’ and Pfizer’s plans with respect to, the timing and results of ongoing and planned clinical trials of vepdegestrant, as a monotherapy and in combination studies; and statements regarding potential therapeutic benefits of vepdegestrant. All statements, other than statements of historical facts, contained in this press release, including statements regarding Arvinas’ strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Arvinas may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on such forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward- looking statements Arvinas makes as a result of various risks and uncertainties, including but not limited to: Arvinas’ and Pfizer Inc.’s (“Pfizer”) performance of the respective obligations with respect to Arvinas’ collaboration with Pfizer; whether Arvinas and Pfizer will be able to successfully conduct and complete clinical development for vepdegestrant; whether Arvinas and Pfizer, as appropriate, will be able to obtain marketing approval for and commercialize vepdegestrant on current timelines or at all; Arvinas’ ability to protect its intellectual property portfolio; whether Arvinas’ cash and cash equivalent resources will be sufficient to fund its foreseeable and unforeseeable operating expenses and capital expenditure requirements; and other important factors discussed in the “Risk Factors” section of Arvinas’ Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent other reports on file with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this press release reflect Arvinas’ current views with respect to future events, and Arvinas assumes no obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements should not be relied upon as representing Arvinas’ views as of any date subsequent to the date of this release.

About Pfizer Oncology At Pfizer Oncology, we are at the forefront of a new era in cancer care. Our industry-leading portfolio and extensive pipeline includes three core mechanisms of action to attack cancer from multiple angles, including small molecules, antibody-drug conjugates (ADCs), and bispecific antibodies, including other immune-oncology biologics. We are focused on delivering transformative therapies in some of the world’s most common cancers, including breast cancer, genitourinary cancer, hematology-oncology, and thoracic cancers, which includes lung cancer. Driven by science, we are committed to accelerating breakthroughs to help people with cancer live better and longer lives. About Pfizer: Breakthroughs That Change Patients’ Lives At Pfizer, we apply science and our global resources to bring therapies to people that extend and significantly improve their lives. We strive to set the standard for quality, safety and value in the discovery, development, and manufacture of health care products, including innovative medicines and vaccines. Every day, Pfizer colleagues work across developed and emerging markets to advance wellness, prevention, treatments, and cures that challenge the most feared diseases of our time. Consistent with our responsibility as one of the world’s premier innovative biopharmaceutical companies, we collaborate with health care providers, governments, and local communities to support and expand access to reliable, affordable health care around the world. For 175 years, we have worked to make a difference for all who rely on us. We routinely post information that may be important to investors on our website at www.Pfizer.com. In addition, to learn more, please visit us on www.Pfizer.com and follow us on X at @Pfizer and @Pfizer News, LinkedIn, YouTube and like us on Facebook at Facebook.com/Pfizer. Pfizer Disclosure Notice The information contained in this release is as of December 10, 2024. Pfizer assumes no obligation to update forward-looking statements contained in this release as the result of new information or future events or developments. This release contains forward-looking information about preliminary data from the ongoing Phase 1B portion of the TACTIVE-U sub-study of vepdegestrant in combination with abemaciclib, among patients with locally advanced or metastatic estrogen receptor (ER) positive/human epidermal growth factor 2 (HER2) negative (ER+/HER2-) breast cancer, including their potential benefits, as well as the ongoing Phase 2 portion of the study, that involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for our clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from our clinical studies; whether and when drug applications may be filed in any jurisdictions for any potential indication for vepdegestrant in combination with abemaciclib; whether and when any such applications that may be filed for vepdegestrant in combination with abemaciclib or any other such product candidates may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product's benefits outweigh its known risks and determination of the product's efficacy and, if approved, whether vepdegestrant in combination with abemaciclib or any such other product candidates will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of vepdegestrant in combination with abemaciclib or any such other product candidates; uncertainties regarding the impact of COVID-19 on our business, operations and financial results; and competitive developments. A further description of risks and uncertainties can be found in Pfizer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results”, as well as in its subsequent reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission and available at www.sec.gov and www.pfizer.com. Arvinas Contacts: Investor Contact: Jeff Boyle, Arvinas Investor Relations 347-247-5089 Jeff.Boyle@arvinas.com Media Contact: Kirsten Owens, Arvinas Communications 203-584-0307 Kirsten.Owens@arvinas.com Pfizer Contacts: Investor Contact: +1 (212) 733-4848 IR@Pfizer.com Media Contact: +1 (212) 733-1226 PfizerMediaRelations@Pfizer.com